                                                                    EXHIBIT 10.6

                               SUMMARY IN ENGLISH

             Deferred Profit Sharing Plan, dated September 1, 1998.


PURPOSE OF THE PLAN:     To allow EXFO's employees to participate in the
                         company's profit while deferring income tax on the contribution and interests and to provide EXFO's employees with a complementary retirement income to supplement the government plans.

EFFECTIVE DATE:          September 1, 1998.

ELIGIBILITY:             Full-time and part-time employees of EXFO who have been
                         with the company for 6 months except for:

                         (i)    person related to the company;

                         (ii) any shareholder of the company or of a corporation associated with the company and any person related to such shareholder.

CONTRIBUTION BY THE      A minimum of 2% of the employee's gross salary to his
PARTICIPANT:             or her individual tax-deferred registered retirement
                         savings plan.

CONTRIBUTION BY EXFO:    1% of each employee gross salary to that employee's
                         individual deferred profit sharing plan to the extent that such employee contribute 2% of his or her gross salary. In addition, EXFO may also make discretionary contribution of up to 4% of an employee's gross salary to his or her individual tax deferred registered retirement savings plan depending on his or her and EXFO's performance.

LIMIT TO CONTRIBUTION:   The lower of:

                         (i) 18% of the employee's earned income for the previous year; or

                         (ii) 50% of the dollar limit set for the year the contributions are made.

INVESTMENT:              In any investement vehicle offered by the trustee
                         (Standard Life).

TERMINATION OF           Employee not entitle to the contribution made to the
EMPLOYMENT:              program by EXFO if the employee has less than 2 years
                         of membership in the program.

RETIREMENT:              Within 90 days following the retirement date, an
                         employee may:

                         (i) receive annual or more frequent payment over a maximum of 10 years following the date the employee's account reaches maturity;

                         (ii)   purchase an annuity;

                         (iii) transfer the balance in his or her account, tax free, to an individual RRSP;

                         (iv)   choose a cash refund.

                                   REGIME DE

                      PARTICIPATION DIFFEREE AUX BENEFICES

                       DE INGENIERIE ELECTRO-OPTIQUE EXFO










                                 Decembre 1998

                                   PREAMBULE

Le present texte constitue le reglement officiel du regime de participation differee aux benefices de Ingenierie electro-optique EXFO (RPDB).

Pour des fins de souplesse administrative, le texte du fiduciaire, preapprouve par les autorites gouvernementales, avec les adoptions necessaires, a ete utilise pour enregistrer ledit RPDB.

1.        BUT DU REGIME

          Offrir aux participants des droits a une partie des benefices de la compagnie, les interesser a l'entreprise et reporter l'imposition des benefices partages jusqu'a leur distribution, possiblement la retraite.

2.        ACTE DE FIDUCIE

          Les droits des participants sont garantis par une caisse de retraite qui releve du fiduciaire en vertu de l'acte de fiducie du 4 aout 1998.

3.        PRISE D'EFFET

          Le regime prendra effet le 1er septembre 1998, ou a une date ulterieure qui sera arretee par Revenu Canada.

4.        ADMISSIBILITE ET ADHESION

          Tout employe, autre que syndique, declare admissible par la compagnie peut adherer au regime.

          Les employes admissibles adherent au regime apres le delai suivant selon leur categorie d'emploi:


                       CATEGORIE                             DELAI
                       ---------                             -----
                Employe non-syndique             6 mois apres sa date d'embauche
                Chef de groupe                   6 mois apres sa date d'embauche
                Directeur                        6 mois apres sa date d'embauche

          Le delai precite peut-etre supprime pour tout employe designe par l'employeur si ce dernier en decide ainsi.

          Cependant, sont exclues les personnes suivantes:

          a)   toute personne ayant un lien de parente avec l'employeur;

          b) tout actionnaire designe - dont la definition figure a l'alinea 248 (1) de la Loi de l'impot sur le revenu - de l'employeur ou d'une societe associee a l'employeur, et toute personne ayant un lien de parente avec ledit actionnaire.

          Une fois informe par la compagnie de l'adhesion d'un employe au regime, le fiduciaire lui notifie par ecrit et sans delai sa qualite de participant, ses droits et privileges accordes en vertu du regime.

5.        COTISATIONS

          a) La compagnie s'engage a verser des cotisations patronales sur une base volontaire jusqu'a concurrence du maximum deductible en vertu de la Loi de l'impot sur le revenu, qu'elle puisera sur les benefices realises ou les benefices non repartis et les versera a la fiducie dans les 120 jours suivant la cloture de son exerecice financier.

          b) Le montant des cotisations versees au nom du participant est fixe par le conseil d'administration de la compagnie.
               L'annexe "A" indique la methodologie employee pour determiner la repartition des cotisations entre les participants. Le fiduciaire doit allouer aux participants les cotisations qu'il recoit dans l'annee ou il les a recues.

          c) Seules sont autorisees les cotisations prevues au paragraphe a) ci-dessus et les sommes transferees, en vertu du paragraphe 147
               (19) de la Loi, d'un autre regime de participation differee aux benefices dont le participant etait beneficiaire.

          d) Pour chaque participant, le total des cotisations qui lui est alloue pour l'annee quant a un employeur dans le cadre du present regime ne peut exceder le moins eleve des montants suivants:

               i) 18 % de la retribution (au sens de la Loi) versee dans l'annee par l'employeur au participant.

               ii)  50 % du plafond des cotisations determinees pour l'annee;

          e) Pour chaque participant, le total des cotisations qui lui est alloue pour l'annee dans le cadre du regime ou du RPDB d'un autre employeur qui, a un moment donne de l'annee, a un lien de dependance avec l'employeur ne peut exceder la moitie du plafond des cotisations determinees pour l'annee.

          f) Pour chaque participant, le total de ses facteurs d'equivalence pour l'annee quant a l'employeur ou quant a tout autre employeur qui, a un moment donne de l'annee a un lien de dependance avec l'employeur ne peut exceder le moindre des montants ci-apres:

               i) 18 % de la retribution (au sens de la loi) versee dans l'annee par les employeurs au participant.

               ii)  50 % du plafond des cotisations determinees pour l'annee;


6.        PLACEMENTS ET REVENUS

          a) Chaque participant a le choix d'investir les cotisations versees en son nom dans l'un des fonds offerts par le fiduciaire.

          b) La repartition des cotisations entre les differents fonds de placement offerts par le fiduciaire peut etre modifiee en tout temps.

          c) Le fiduciaire doit tenir, pour chaque participant, un compte distinct, appele le compte du participant, auquel sera portee, au plus tard dans les 90 jours suivant la cloture de l'exercice du regime, sa fraction des gains ou pertes en capital, des dividendes, de l'interet et des revenus de placements accumules a la fiducie au cours de l'exercice. Les frais de gestion de placements assumes par le fiduciaire doivent egalement etre divises et imputes aux comptes des participants.

          d) Aucune partie des fonds de la fiducie ne peut etre placee en billets, obligations non garanties ou autres titres semblables de l'employeur ou d'une corporation avec laquelle cet employeur a un lien de dependance.

          e) Aucune partie des fonds de la fiducie ne peut etre placee en actions d'une corporation dont au moins 50 % des biens consistent en titres vises par l'alinea ci-dessus.

          f) Le fiduciaire ne peut faire que des placements admissibles tel que defini a l'article 204 de la Loi de l'impot sur le revenu.

7.        ACQUISITION DES DROITS

          Les cotisations, les interets et les plus ou moins values qui sont comptabilises au nom du participant, lui sont acquis apres une periode de participation de:

                         CATEGORIE                    NOMBRE DE MOIS
                         ---------                    --------------
                    Employe non-syndique                  24 mois
                    Chef de groupe                        24 mois
                    Directeur                             24 mois

          Cependant, lors d'un deces, l'acquisition est immediate.

          L'acquisition ne peut en aucun cas etre annulee en raison d'un renvoi motive ou d'une adhesion syndicale.

          Le delai d'acquisition precite peut etre supprime pour tout employe designe par l'employeur si ce dernier en decide ainsi.

          Les cotisations non acquises (montants perdus) sont remboursees avec interets a l'employeur au plus tard le 31 decembre de l'annee qui suit l'annee civile durant laquelle le participant a cesse sa participation au regime ou dans le delai supplementaire accorde par ecrit par le ministere du Revenu national.

8.        DATE NORMALE DE RETRAITE

          La date normale de retraite du participant correspond au 1er jour du mois qui suit le mois de son 65e anniversaire de naissance.

9.        LIQUIDATION DES DROITS

          Les droits acquis par le participant lui sont regles selon le cas d'apres l'une ou l'autre des dispositions ci-apres:

          a)

               1.   A LA RETRAITE

                    Le participant prend une retraite normale, anticipee ou differee (au plus tard a l'age de 69 ans), selon ce dont il convient avec l'employeur. Il a alors droit a la valeur totale des droits portes a son compte.

               2.   MODES DE REGLEMENT

                    Le participant peut choisir l'un des modes de reglement ci-apres:

                    i)   un reglement au comptant;

                    ii) des versements annuels ou plus frequents echelonnes sur une periode maximum de 10 ans depuis sa date de retraite;

                    iii) une prime unique versee a une personne habilitee a
                         faire le commerce des rentes au Canada pour la constitution d'une rente destinee au participant et dont le service debutera au plus tard le 31 decembre de l'annee civile ou ce dernier a atteint l'age de 69 ans. Ladite rente viagere payable mensuellement pourra comprendre une garantie n'excedant pas 180 versements;

                    iv) un versement forfaitaire transfere directement a un regime de retraite agree, a un regime d'epargne-retraite agree, ou a un autre regime de participation differee aux benefices.

                    Au plus tard 90 jours apres la prise de retraite du participant, le fiduciaire procede au reglement selon le mode choisi par le participant. A defaut de choix par le participant, le fiduciaire lui paie la pleine valeur de son compte en un versement unique.

          b)   AU DECES AVANT LA RETRAITE

               Si le participant decede avant la date normale de sa retraite, sa participation au regime prend fin. La designation du beneficiaire peut se faire par un avis ecrit en tout temps par le participant. Si le beneficiaire designe ne survit pas au participant, le fiduciaire reglera dans les 90 jours suivant le deces du participant, ses droits a la succession de ce dernier en un versement unique.

               S'il y a un beneficiaire, le fiduciaire lui paiera en un versement unique, dans les 90 jours suivant le deces du participant, la valeur des droits portes au compte du participant.

               Si le beneficiaire est le conjoint ou un concubin, defini aux sous-alineas 252(3) et (4) de la Loi de l'impot sur le revenu, ledit conjoint ou concubin pourra opter pour le transfert decrit en a) 2 (iv) ci-haut.

          c)   APRES LA CESSATION DE SERVICE

               En cas de cessation de service anterieure a la date normale de retraite et non reliee a un deces, la participation de l'employe au regime prend fin. Il doit toucher, dans les 90 jours qui suivent sa cessation de participation, la valeur des droits acquis portes a son compte.

               Le participant peut demander au fiduciaire de proceder au reglement d'apres l'un des modes prevus a la prise de retraite.

          d)   AVANT LA CESSATION DE SERVICE

               Le participant ne peut retirer la totalite ou une partie de ses droits acquis en aucun cas avant sa cessation de service.

10.       CONGE

          En cas de conge autorise, notamment pour cause de maladie, d'accident ou de service dans les forces armees, l'employeur peut decider si l'employe continue de participer ou non au regime; mais aucune regle ne resultera d'un accord conclu avec le participant. L'employeur prendra sa decision cas par cas. S'il decide que la participation de l'employe prend fin, les droits seront liquides d'apres les dispositions de cessation de service.

11.       GESTION

          a) Le fiduciaire doit, relativement au regime, etudier toute question et prendre toute decision reliee a la gestion, au fonctionnement et a l'interpretation du regime.

          b) Toutes les cotisations de l'employeur doivent etre versees a la fiducie geree par le fiduciaire.

          c) Toutes modifications doivent etre notifiees aux participants par le fiduciaire dans les 30 jours qui suivent leur prise d'effet.

12.       INCESSIBILITE

          Le regime interdit la cession ou le rachat de tout droit en vertu du regime. Il en interdit egalement le transfert et l'alienation, intentionnels ou non, de la part du participant ou de ses ayants droit ou, encore, resultant de l'application de la loi. Tout droit devra egalement etre exempte de tout lien, execution, saisie decoulant de poursuites judiciaires ou autres.

          Le regime ne peut d'aucune facon permettre un pret a un quelconque beneficiaire ou participant.

13.       MODIFICATION OU RESILIATION

          La compagnie compte maintenir le regime en vigueur, mais elle se reserve le droit de le modifier ou de le resilier si elle le juge necessaire.

          Toute modification ou resiliation n'alterera par les garanties creditees aux participants en vertu du regime. Lesdites garanties seront payables aux participants au plus tard 90 jours apres la resiliation du regime.

          La liquidation, la vente ou la fusion de la compagnie entrainera d'office la resiliation du regime a moins qu'il ne soit transfere a une autre societe.

14.       NON-VALIDITE DES DISPOSITIONS

          Si toute disposition du regime est consideree illegale ou non valide, quelles que soient les raisons, ladite illegalite ou non-validite n'alterera aucunement les autres dispositions du regime. Le regime sera repute ne pas contenir ladite disposition illegale ou non valide.

15.       RESTRICTIONS

          Aucune garantie, avance autre que:

          i) toute garantie dont le montant doit etre inclus dans le calcul du revenu du participant,

          ii)  tout montant mentionne aux sous-alineas 147 (10) (a) et 147 (10)
               (b) de la Loi de l'impot sur le revenu,

          iii) toute garantie provenant de sommes allouees une premiere fois ou allouees de nouveau mentionnes a l'alinea 147(2) de la Loi de l'impot sur le revenu ou

          iv) toute garantie provenant de services administratifs ou de placements fournis relativement au regime,

          qui est conditionnelle de quelque facon que ce soit au maintien en vigueur du regime, ne peut etre accordee a un participant ou a une personne avec laquelle il a un lien de dependance.

                                    ANNEXE A

                     REPARTITION DES COTISATIONS PATRONALES

Les cotisations patronales sont subdivisees en trois categories; les cotisations de base, les cotisations complementaires et les cotisations supplementaires.

Aucune cotisation de base ou complementaire n'est due a un employe qui ne verse pas une cotisation minimale, dite de base, au REER collectif de Ingenierie electro-optique EXFO qui est fixee a 2 % de son salaire de base. Si un participant retire une partie de ses sommes accumulees a titre de cotisations de base au REER, les cotisations patronales futures, lui etant allouees au RPDB, seront reduites du montant retire. Cette penalite ne s'applique pas sur un retrait effectue sur le solde de ses cotisations facultatives au REER. L'employeur pourra deroger a cette regle si l'employe justifie les causes de son retrait et que celles-ci satisfont l'employeur.

Par exemple, la participation a un regime d'accession a la propriete n'occasionnera pas la penalite citee precedemment.

LES COTISATIONS DE BASE


                       CATEGORIE                       TAUX DE COTISATION
                       ---------                       ------------------
                Employe non-syndique             1 % du salaire de base courant
                                                  et des commissions courantes

                Chef de groupe et directeur      1 % du salaire de base courant
                                                  et des commissions courantes

Les cotisations de base sont remises au fiduciaire au moins mensuellement. Le salaire de base doit etre determine au prorata du nombre de paies par annee.

LES COTISATIONS COMPLEMENTAIRES

Les cotisations sont basees sur le degre de realisation des objectifs de la compagnie et du rendement du participant pour une annee donnee. Le taux de cotisations sera determine en temps et lieu par l'employeur et pourra varier selon la categorie d'emploi.

Le taux sera en fonction du salaire de base courant et des commissions ajustees du participant a la date du versement, multiplie par la participation active au regime au cours des 12 derniers mois finissant le dernier jour de l'exercice financier de la compagnie divisee par 12.

Les cotisations complementaires sont remises au fiduciaire une fois l'an, soit dans les 120 jours du dernier exercice financier de la compagnie, aux participants qui sont a l'emploi de la compagnie a la date du depot.

LES COTISATIONS SUPPLEMENTAIRES

L'employeur peut verser une cotisation discretionnaire dite supplementaire a n'importe quel participant. Toutefois, cette cotisation ne doit pas faire en sorte que les cotisations patronales depassent les montants maximums prevus au texte du regime.

Ces cotisations sont remises au fiduciaire au moment determine par l'employeur.

LIMITES DES COTISATIONS PATRONALES

Pour une annee donnee, les cotisations de base et complementaires pour l'ensemble des participants sont limitees a 5 % du benefice avant impot de la compagnie. Lorsque les cotisations atteignent cette limite, les cotisations a verser pour un participant seront alors egales a celles prevues, sans tenir compte de la limite, multipliees par le ratio suivant:

                        cotisations globales avec limite
                        ________________________________
                        cotisations globales sans limite

DEFINITIONS

Salaire de base:            Salaire annuel excluant les commissions, les bonis
                            et les autres avantages imposables.

Salaire de base courant:    Salaire de base au moment de la paie.

Commissions ajustees:       Total des commissions versees a l'employe durant le
                            dernier exercice financier de la compagnie.

Commissions courantes:      Commissions payables a une date donnee qui
                            correspond a une date de paie.

Participation active:       Periode durant laquelle le participant a verse ses
                            cotisations minimales au REER collectif.

Objectifs de la compagnie:  Seront determines annuellement par la compagnie.

                              COMITE DE PLACEMENT

                                       DU

                        REGIME DE PARTICIPATION DIFFEREE
                                 AUX BENEFICES

                                     ET DU

                 REGIME ENREGISTRE D'EPARGNE RETRAITE COLLECTIF

                                       DE

                        INGENIERIE ELECTRO-OPTIQUE EXFO












                                 Decembre 1998

                                   SECTION 1

                                  INTRODUCTION

_______________________________________________________________________________

Ce document decrit le role, les fonctions ainsi que les pouvoirs du Comite de placement du regime de participation differee aux benefices (RPDB) et du regime enregistre d'epargne retraite collectif de Ingenierie electro-optique EXFO.

Les regles de ces regimes sont decrites dans les documents appropries.

Ce document decrit aussi le mode de fonctionnement du Comite de placement.

                                   SECTION 2

                    COMPOSITION DU COMITE ET FONCTIONNEMENT
________________________________________________________________________________

2.1 Le comite est compose en tout temps de quatre membres designes comme suit:

          -   deux personnes designees par l'employeur;
          - deux personnes designees par les participants lors de l'assemblee annuelle.

2.2 Les membres du comite elisent parmi eux le president, le vice-president et le secretaire-tresorier.

2.3 Le president du comite est l'officier executif en charge du comite. Il preside toutes les reunions et voit a l'execution des decisions qui y sont prises.

2.4 Le vice-president remplit les fonctions du president quand ce dernier est absent.

2.5 Le secretaire-tresorier dresse les proces-verbaux des reunions du comite qu'il consigne dans les registres tenus a cette fin.

2.6 Les membres du comite entrent en fonction a la date de leur nomination et le demeurent jusqu'a l'expiration de leur mandat qui est de trois ans.

2.7 Advenant la demission, la revocation d'un des membres ou a la fin de son mandat, ceux qui demeurent en fonction, s'ils forment quorum, peuvent exercer seuls les pouvoirs et droits accordes au comite jusqu'a ce qu'un remplacant soit nomme.

2.8 Lorsqu'une vacance survient au sein du comite, elle est comblee de la meme maniere que pour la nomination des membres prevue ci-dessus et en respectant les memes criteres.

2.9 Le comite se reunit, a l'endroit indique aux jours et heures determines par le comite, sur preavis d'au moins 48 heures. Cependant, une reunion peut etre tenue en tout temps sans cet avis si tous les membres y consentent.

2.10      Le quorum des reunions du comite est de trois membres.

2.11 Un registre devra etre tenu afin d'y inscrire tout conflit d'interet dans lequel un ou plusieurs membres du comite peuvent etre places.

                                   SECTION 3

                                 ROLE DU COMITE
_______________________________________________________________________________

3.1 Le role du Comite de placement est de faire des suggestions a l'employeur concernant le choix des mandataires tels que le gardien des valeurs, le fiduciaire et le gestionnaire de la caisse du RPDB et du REER collectif.

3.2 D'aucune facon, il ne faut interpreter le Comite de placement comme une entite decisionnelle concernant l'administration et la gestion du RPDB et du REER collectif.

3.3 Le Comite de placement exercera son role en tenant compte des caracteristiques des participants et de leurs besoins ainsi que des objectifs fixes par l'employeur concernant le RPDB et le REER collectif.

                                   SECTION 4

                        FONCTIONS ET POUVOIRS DU COMITE
_______________________________________________________________________________

4.1 Sans restreindre les fonctions et les pouvoirs qui lui sont necessaires a l'execution de son role, le comite doit particulierement:

          a) lorsqu'il y a lieu, preparer un cahier des charges puis analyser les soumissions afin de suggerer a l'employeur, le ou les mandataires requis;

          b) faire une ou des suggestions a l'employeur concernant le nombre de fonds accessibles par les participants ainsi que le type de fonds;

          c) faire un suivi des mandataires annuellement afin d'evaluer leurs performances et transmettre a l'employeur les recommandations resultantes de l'analyse du suivi;

          d) recueillir les demandes des participants concernant les placements;

          e) participer a l'assemblee annuelle afin de transmettre verbalement aux participants le compte rendu de leurs operations.

4.2 Afin d'exercer ses fonctions, le comite peut engager un tiers, ayant les competences requises, pour produire ou aider le comite a produire les analyses requises, sous reserve de l'approbation de l'employeur car ce dernier assumera les frais et les honoraires de ce tiers.

4.3 Un membre du comite ne peut exercer ses pouvoirs dans son propre interet ni dans celui d'un tiers.